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                                                                   EXHIBIT 10.22


                                 GREY WOLF, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


         THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this "Agreement") made as of February 13, 2002, by and between GREY WOLF, INC., a corporation organized under the laws of the State of Texas (the "Corporation"), and an individual (the "Optionee");

                                   WITNESSETH:

         WHEREAS, the Corporation is desirous of providing incentive to the Optionee to further the business of the Corporation and the Corporation has agreed to grant the Optionee options to purchase shares of common stock, $0.10 par value ("Common Stock"), of the Corporation; and

         WHEREAS, by granting the Optionee options to purchase shares of Common Stock pursuant to the terms of this Agreement, the Corporation intends to carry out the purposes set forth in the 1996 Employee Stock Option Plan of the Corporation (the "Plan") adopted by the Board of Directors of the Corporation (the "Board of Directors") effective July 29, 1996, the shareholders of the Corporation effective as of August 27, 1996, and amended by the shareholders of the corporation on May 4, 1999; and

         WHEREAS, the Corporation and the Optionee desire to set forth the terms and conditions of such options to purchase Common Stock;

         NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. Grant of Option. Subject to the terms and conditions hereinafter set forth, the Corporation hereby grants to the Optionee a non-qualified option (the "Option") to purchase all or any part of an aggregate number of 50,000 shares of Common Stock (such shares, as increased or decreased in accordance with Section 9 hereof, being referred to hereinafter as the "Option Shares") at an exercise price of $2.84 per share (hereinafter the "Exercise Price").

         2. Exercise Period. The Option shall be exercisable by Optionee as to thirty-three percent (33%) of the Option Shares one (1) year after the date of this Agreement, as to an additional thirty-three percent (33%) of the Option Shares two (2) years after the date of this Agreement and, as to an additional thirty-four percent (34%) of the Option Shares three (3) years after the date of this Agreement. The Option shall expire and terminate as to any Option Shares not purchased by the Optionee on or before the tenth anniversary of the date of this Agreement (the "Expiration Date"), subject to earlier termination as set forth herein. Notwithstanding any other provision of this Agreement to the contrary, the Option shall be immediately exercisable by Optionee as to one hundred percent (100%) of the Option Shares as provided in Sections 9(c), 9(f) and 11(c) of this Agreement.


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         3. Method of Exercising the Option. The Option shall be exercised by the Optionee delivering to the Corporation (i) written notice from the Optionee stating that the Optionee is exercising the Option and specifying the number of Option Shares that the Optionee is entitled to purchase (the "Notice"), which shall be in form and content identical to Annex I hereto and (ii) the aggregate Exercise Price (the "Payment") for the number of Option Shares that the Optionee is entitled to purchase, which Exercise Price must be in the form of (a) cash or a cashier's or certified check payable to the order of the Corporation, or (b) the tender to the Corporation of such number of shares of Common Stock owned by the Optionee having an aggregate fair market value as of the date of exercise that is not greater than the total Exercise Price for the shares of Common Stock with respect to which the Option is being exercised and by paying in cash or cashiers check payable to the Corporation the remaining amount of the Exercise Price.

         4. Transferability of Option. The Option shall not be transferable or assignable, in whole or in part, and except as otherwise provided in Section 11 of this Agreement or by will or the laws of descent or distribution. The Option shall be exercisable (i) only by the Optionee during his lifetime, or (ii) in the event of his death, by his heirs, representatives, distributees, or legatees in accordance with his will or the laws of descent and distribution (but only to the extent that the Option would be exercisable by the Optionee under this Agreement).

         5. Payment of Taxes Upon Exercise. The Optionee understands and acknowledges that under currently applicable law, the Optionee may be required to include in the Optionee's taxable income, at the time of exercise of the Option, the amount by which the value of the Option Shares purchased (the "Exercise Shares") exceeds the Exercise Price paid. The Optionee hereby authorizes the Corporation to withhold Exercise Shares of a value equivalent to the amount of tax required to be withheld by the Corporation out of any taxable income derived by the Optionee upon exercise of the Option; provided, however, that the Optionee may, in the alternative, in order to satisfy such withholding requirement, deliver to the Corporation cash or other shares of Common Stock owned by the Optionee.

         6. Investment Representation. The Optionee represents that the Option Shares available for purchase by the Optionee under this Agreement will be acquired only for investment and not with a view toward resale or distribution.

         7. Securities Law Requirements; Legends. The Optionee agrees and understands that the Option Shares may be restricted securities as defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold, assigned or transferred, unless the sale, assignment or transfer of such shares is registered under the Securities Act and applicable blue sky laws, as now in effect or hereafter amended, or there is furnished an opinion of counsel in form and substance satisfactory to the Corporation from counsel acceptable to the Corporation that such registrations are not required. The Optionee further understands and agrees that, unless issued pursuant to an effective registration statement under the Securities Act, the following legend shall be set forth on each certificate representing Option Shares:


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         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
         UNDER THE SECURITIES ACT OF 1933 OR UNDER THE BLUE SKY LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL FOR THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED FOR SUCH SALE, ASSIGNMENT OR TRANSFER."

         In addition, the following legend shall be placed on each certificate representing Option Shares:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE GOVERNED BY THE TERMS OF THE 1996 EMPLOYEE STOCK OPTION PLAN OF THE CORPORATION, DATED JULY 29, 1996, WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION AND A COPY OF WHICH WILL BE PROVIDED FOR INSPECTION UPON WRITTEN REQUEST."

         8. No Rights as Shareholder. The Optionee shall not have any rights as a shareholder with respect to any of the Option Shares until the date of issuance by the Corporation to the Optionee of a stock certificate representing such Option Shares. Except as otherwise provided in Section 9 hereof, the Optionee shall not be entitled to any dividends, cash or otherwise, or any adjustment of the Option Shares for such dividends, if the record date therefor is prior to the date of issuance of such stock certificate. Upon valid exercise of the Option by the Optionee, the Corporation agrees to cause a valid stock certificate for the number of Option Shares then purchased to be issued and delivered to the Optionee within seven (7) business days thereafter.

         9. Corporate Proceedings of the Corporation.

                  (a) The existence of the Option shall not affect in any way the right or power of the Corporation or its officers, directors and shareholders, as the case may be, to (i) make or authorize any adjustments, recapitalizations, reorganizations or other changes in the capital structure or business of the Corporation, (ii) participate in any merger or consolidation of the Corporation, (iii) issue any Common Stock, bonds, debentures, preferred or prior preference stock or any other securities affecting the Common Stock or the rights of holders thereof, (iv) dissolve or liquidate the Corporation, (v) sell or transfer all or any part of the assets or business of the Corporation, or (vi) perform any other corporate act or proceedings, whether of a similar character or otherwise.

                  (b) If the Corporation merges into or with or consolidates with (such events collectively referred herein as a "Merger") any corporation or corporations and is not the surviving corporation, then the Corporation shall cause the surviving corporation to assume the Option or substitute a new option of the surviving corporation for the Option (with an Exercise Period at least equal to the period remaining until the Expiration Date for the Option). In the event that the Option is assumed or a new option of the surviving corporation is substituted for the Option (i) if, on the effective date of the Merger, the Option is "in the money" the excess of the aggregate fair market value of the shares subject to the Option


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         immediately after such assumption, or the new option immediately after such substitution, over the aggregate Exercise Price of such shares must be, based upon a good faith determination by the Board of Directors of the Corporation, not less than the excess of the aggregate fair market value of the Common Stock subject to the Option immediately before such substitution or assumption over the aggregate Exercise Price of such Common Stock and (ii) if, on the effective date of the Merger, the Option is "out of the money" the excess of the aggregate Exercise Price of the shares subject to the Option immediately after such assumption, or the new option immediately after such substitution over the fair market value of such shares must be, based upon a good faith determination by the Board of Directors of the Corporation, not more than the excess of the aggregate Exercise Price of the Common Stock subject to the Option immediately before such assumption or substitution over the aggregate fair market value of such Common Stock.

                  (c) In the event of a dissolution or liquidation of the Corporation, the Corporation shall cause written notice of such dissolution or liquidation (and the material terms and conditions thereof) to be delivered to the Optionee at least ten (10) days prior to the proposed effective date (the "Effective Date") of such event. The Optionee shall be entitled to exercise the Option (as to all Option Shares, whether or not the Option is then otherwise exercisable under
         Section 2) until the Effective Date, or until the Expiration Date if earlier. Any Option which has not been exercised on or before the Effective Date shall terminate.

                  (d) If, while the Option is outstanding, the Corporation shall effect a subdivision or consolidation of the shares of Common Stock or other capital readjustment, the payment of a common stock dividend, or other increase or reduction of the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then (i) in the event of an increase in the number of shares of Common Stock outstanding, the number of Option Shares shall be proportionately increased, and the per share Exercise Price shall be proportionately reduced, and (ii) in the event of a reduction in the number of shares of Common Stock outstanding, the number of Option Shares shall be proportionately reduced, and the per share Exercise Price shall be proportionately increased. No fractional share of Common Stock shall be issued upon any such exercise and the Exercise Price shall be appropriately reduced on account of any fractional share not issued.

                  (e) The issuance by the Corporation of shares of stock of any class of securities convertible into shares of stock of any class, including Common Stock, for cash, property, labor or services rendered, either upon direct sale or upon the exercise of rights, options, or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Option Shares or the Exercise Price.

                  (f) In the event that neither the shares of stock of the Corporation nor shares of stock of the surviving corporation are listed on an established exchange as a result of a "going private" transaction, the Fair Market Value of the Option (as to all Option Shares, whether or not the Option is then exercisable under Section 2) shall be determined as soon as practicable after completion of the "going private" transaction. Optionee shall be paid the Fair Market Value of such Option by cashiers check or wire transfer of immediately available


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         funds within ten (10) days after the determination of such Fair Market
         Value. The Option shall terminate upon receipt of such payment by the Optionee. For purposes of this Section 9(f), the "Fair Market Value" of the Option purchased shall be determined as follows: (i) If the Optionee and the Corporation can agree on the Fair Market Value of the Option within fifteen (15) days following completion of the going private transaction, the Fair Market Value will be the agreed value of the Option; (ii) If the Optionee and Corporation cannot agree on the Fair Market Value of the Option, the value will be determined as follows: (1) Each party shall, within thirty (30) days following completion of the going private transaction, provide written notice of the appointment of an appraiser to the other party. If the parties appoint the same appraiser or if only one appraiser is timely appointed, then the timely appointed appraiser shall be the only appraiser and shall prepare and deliver the appraised value of the Option taking into consideration the "Black-Scholes" method of valuation of such Option within thirty (30) days following its appointment; (2) If the parties each timely appoint different appraisers, such appraisers shall agree upon a third appraiser within fifteen (15) days following their appointment. If such appraisers cannot agree upon a third appraiser within fifteen (15) days following their appointment, either the Optionee or the Corporation may petition any United States federal district court in the Southern District of Texas to appoint such appraiser; (3) Each appraiser shall complete his appraisal of the Option taking into consideration the "Black-Scholes" method of valuation of such Option and deliver a copy of his written appraisal to the Optionee and the Corporation within thirty (30) days of such appraiser's appointment; (4) If there is more than one appraiser, the Fair Market Value shall be the mathematical average of the two closest appraisals; (5) Each appraiser appointed hereunder shall have been actively involved in the business of valuing and appraising companies in the oil and gas service industry for the five year period immediately preceding the date of appointment; and (6) The parties understand and agree that the value of the Option is dependent upon a valuation of the Corporation and that the appraisers shall have access to the business records, assets and properties of the Corporation as they may reasonably request for the purpose of appraising the value of the Option.

         10. Registration Rights. The Optionee shall have no registration rights with respect to the Option Shares.

         11. Termination. Except as otherwise provided in this Section 11, if the Optionee for any reason whatsoever ceases to serve as a director of the Corporation, and prior to such cessation, the Optionee was a director at all times from the date of the granting of the Option until the date of such cessation, the Option shall be exercisable by the Optionee (whether previously exercisable or not) at any time on or before the Expiration Date. Notwithstanding the foregoing:

                  (a) If the Optionee's service as a director of the Corporation is terminated for Cause (as defined below), the Option will terminate as to all of the unexercised Option Shares on the thirtieth day following such termination, during which thirty (30) days the Optionee may exercise the Option as to the Option Shares exercisable on or prior to the date of such termination for Cause; provided, however, no unvested Option shall vest during such thirty (30) day period; and


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                  (b) If the Optionee's service as a director of the Corporation is terminated as a result of a voluntary resignation, failure to stand for reelection or failure to be reelected by a vote of the shareholders of the Corporation at an annual or special meeting of such shareholders, the Optionee may exercise the Option as to all of the Option Shares as provided above in this Section 11; provided that no unvested Option shall vest as a result of such termination or thereafter.

                  (c) Notwithstanding the provisions of Section 11(b) above, the Optionee may exercise the Option as to all of the Option Shares (whether previously exercisable or not) on or before the Expiration Date if (i) a Change of Control of the Corporation shall be deemed to have occurred and (ii) within two (2) years after the date a Change of Control of the Corporation shall be deemed to have occurred, Optionee's service as a director of the Corporation is terminated for any reason other than Cause.

                  For the purposes of this Agreement, a "Change of Control of the Corporation" shall be deemed to have occurred if after the effective date of this Agreement (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Corporation representing 35% or more of the combined voting power of the Corporation's then outstanding securities; (ii) there occurs a proxy contest or a consent solicitation, or the Corporation is a party to a merger, consolidation, sale of assets, plan of liquidation or other reorganization as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (iii) during any period of two consecutive years, other than as a result of an event described in clause (ii) of this paragraph, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

                  For purposes of this Agreement, the term "Cause" shall mean and include (i) chronic alcoholism or controlled substance abuse as determined by a doctor mutually acceptable to the Corporation and the Optionee, (ii) an act of proven fraud or dishonesty on the part of the Optionee with respect to the Corporation or its subsidiaries; (iii) knowing and material failure by the Optionee to comply with material applicable laws and regulations relating to the business of the Corporation or its subsidiaries; (iv) the Optionee's material and continuing failure to perform (as opposed to unsatisfactory performance) his duties to the Corporation except, in each case, where such failure is caused by the illness or other similar incapacity or disability of the Optionee; or (v) conviction of a crime involving moral turpitude or a felony. Prior to the effectiveness of termination for Cause under subclause (i), (ii), (iii) or (iv) above, the Optionee shall be given thirty (30) days prior notice from the Board specifically identifying the reasons which are alleged to constitute Cause hereunder and an opportunity to be heard by the Board in the event Optionee disputes such allegations.


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                  Nothing in (a), (b) or (c) shall extend the time for
         exercising the Option granted pursuant to the Original Option Agreements beyond the Expiration Date.

         12. Disposition of Stock After Exercise of Option. Notwithstanding any other provision of this Agreement to the contrary, in consideration of the granting of the Option, the Optionee agrees not to dispose of any Option Shares without the prior approval of the Corporation unless such shares have been registered under the Securities Act.

         13. Notices. All notices, demands, requests and other communications required or permitted hereunder shall be in writing and shall be deemed to be delivered when actually received through U.S. Express Mail or any private express service (as evidenced by a written receipt), or, if earlier, and regardless of whether actually received (except where receipt is specified in this Agreement), four (4) days following deposit in a regularly maintained receptacle for the United States mail, registered or certified, return receipt requested, postage fully prepaid, addressed to the addressee at its address set forth below or at such other address as such party may have specified theretofore by notice delivered in accordance with this Section:

                  If to the Corporation:     GREY WOLF, Inc.
                                             10370 Richmond Ave., Suite 600
                                             Houston, Texas 77042
                                             Attn: President

                  If to Optionee:



         14. Transferability; Binding Effect. The Option shall be transferable only as set forth in Section 4. Subject to the foregoing, all covenants, terms, agreements and conditions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Corporation and the Optionee and their respective successors and assigns.

         15. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Corporation and the Optionee relating to the subject matter hereof.

         16. Governing Law. This Agreement shall be governed by the laws of the State of Texas.

         17. Captions. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         19. Counterparts. This Agreement may be executed in multiple original counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first written above.

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                                             CORPORATION:

                                             GREY WOLF, INC.


                                             By:
                                                --------------------------------
                                                David W. Wehlmann
                                                Senior Vice President and
                                                Chief Financial Officer


                                             OPTIONEE:



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